UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-k

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2015

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 0-12668

Iowa	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

131 Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant's telephone number, including area code: (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2015, the Board of Directors of Hills Bancorporation approved an amendment (the “Amendment”) to the Company's Bylaws (the “Bylaws”) to include a new section 3 to Article III thereof to permit shareholders of the Company to submit nominations for election to the Company’s Board of Directors and outlining the requirements that shareholders need to satisfy in order to submit a qualifying nomination. In addition, also effective as of March 10, 2015, all additional sections of Article III were renumbered accordingly, and the Board authorized the restatement of the Bylaws, as amended. The text of the Amendment is attached hereto as Exhibit 3.2.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following are exhibits are furnished herewith:

Exhibit
Number        Exhibit Description

3.2	The text of the amendment to the Company’s Bylaws adopted by the Company’s Board of Directors on March 10, 2015

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: March 16, 2015	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer